Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS RECORD COMMUNICATIONS & COMPUTING REVENUE FOR FULL YEAR 2025

Guides 37% Year Over Year Revenue Growth for 1Q26

HILLSBORO, Ore. – February 10, 2025 – Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal fourth quarter and full year ended January 3, 2026.

Revenue for the full year 2025 was $523.3 million, with GAAP gross margin of 68.2% and GAAP net income of $0.02 per diluted share. On a non-GAAP basis, gross margin was 69.3%, with net income per diluted share of $1.05. GAAP net income and GAAP net income margin for the full year 2025 were $3.1 million and 0.6%, respectively, with adjusted EBITDA of $183.0 million and a 35.0% adjusted EBITDA margin for the full year 2025.

Revenue for the fourth quarter of 2025 was $145.8 million, with GAAP gross margin of 68.5%, and GAAP net loss of $(0.06) per diluted share. On a non-GAAP basis, gross margin was 69.4%, with net income per diluted share of $0.32. GAAP net loss and GAAP net income margin for the fourth quarter of 2025 were $(7.6) million and (5.2)%, respectively, with adjusted EBITDA of $53.2 million, which is a 36.5% adjusted EBITDA margin for the fourth quarter of 2025. GAAP net cash flow from operating activities for the fourth quarter of 2025 was $57.6 million, which is a GAAP operating cash flow margin of 39.5%, and free cash flow and free cash flow margin of $44.0 million and 30.2%, respectively.

Ford Tamer, Chief Executive Officer, said, "2025 was a pivotal year where we delivered on what we said we would do: stabilized revenue, normalized channel inventories, and drove exceptional data center growth, with server revenues up approximately 85% year over year. We advanced our leadership product roadmap, strengthened our software and solutions, and secured design wins across all our segments to fuel production ramps. We finished the year with strong momentum led by accelerating growth in AI and datacenters, higher Lattice FPGA attach rates per system and increasing ASPs as diversified customers move to our newer product platforms and solutions. When taken together, we believe we are positioned for higher growth in 2026 and beyond."

Lorenzo Flores, Chief Financial Officer, said, "We delivered solid operating results, supported by disciplined execution, durable gross margin and improving free cash flow margins. We also delivered on our commitment to grow earnings faster than revenue. Given our normalized Industrial and Automotive channel inventory, we expect revenue to better track consumption in 2026. In Communications and Computing, demand remains strong, supported by sustained datacenter momentum. We remain focused on executing our strategy, including investing to strengthen our market leadership in Small and Mid-range FPGAs and drive our highly successful Companion Chip expansion."

Selected Fourth Quarter and Full Year 2025 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q4 2025	Q3 2025	Q4 2024	Q/Q	Y/Y	FY 2025	FY 2024	FY/FY
Revenue	$ 145,792	$ 133,349	$ 117,419	9.3%	24.2%	$ 523,262	$ 509,401	2.7%
Gross Margin %	68.5%	67.9%	61.1%	60 bps	740 bps	68.2%	66.8%	140 bps
R&D Expense %	36.7%	37.2%	32.9%	(50) bps	380 bps	35.9%	31.3%	460 bps
SG&A Expense %	30.4%	31.0%	25.1%	(60) bps	530 bps	29.4%	23.0%	640 bps
Operating Expenses	$ 98,851	$ 92,061	$ 83,962	7.4%	17.7%	$ 345,711	$ 305,943	13.0%
Income (loss) from Operations	$ 1,086	$ (1,534)	$ (12,209)	(170.8)%	(108.9)%	$ 11,232	$ 34,457	(67.4)%
Net Income (loss)	$ (7,645)	$ 2,794	$ 16,514	(373.6)%	(146.3)%	$ 3,084	$ 61,131	(95.0)%
Net Income (loss) per Share - Basic	$ (0.06)	$ 0.02	$ 0.12	$ (0.08)	$ (0.18)	$ 0.02	$ 0.44	$ (0.42)
Net Income (loss) per Share - Diluted	$ (0.06)	$ 0.02	$ 0.12	$ (0.08)	$ (0.18)	$ 0.02	$ 0.44	$ (0.42)
Net Income (loss) Margin	(5.2)%	2.1%	14.1%	(730) bps	(1930) bps	0.6%	12.0%	(1140) bps
Operating Cash Flow Margin	39.5%	35.3%	38.7%	420 bps	80 bps	33.5%	27.7%	580 bps

	Non-GAAP* Financial Results (unaudited)
	Q4 2025	Q3 2025	Q4 2024	Q/Q	Y/Y	FY 2025	FY 2024	FY/FY
Revenue (GAAP)	$ 145,792	$ 133,349	$ 117,419	9.3%	24.2%	$ 523,262	$ 509,401	2.7%
Gross Margin %	69.4%	69.5%	62.1%	(10) bps	730 bps	69.3%	67.4%	190 bps
R&D Expense %	24.8%	24.2%	25.9%	60 bps	(110) bps	24.8%	25.1%	(30) bps
SG&A Expense %	16.4%	16.2%	19.3%	20 bps	(290) bps	16.9%	17.6%	(70) bps
Operating Expenses	$ 56,394	$ 53,900	$ 52,799	4.6%	6.8%	$ 213,536	$ 215,562	(0.9)%
Income from Operations	$ 44,819	$ 38,733	$ 20,097	15.7%	123.0%	$ 149,175	$ 127,617	16.9%
Net Income	$ 43,725	$ 38,157	$ 20,181	14.6%	116.7%	$ 145,225	$ 124,415	16.7%
Net Income per Share - Basic	$ 0.32	$ 0.28	$ 0.15	$ 0.04	$ 0.17	$ 1.06	$ 0.90	$ 0.16
Net Income per Share - Diluted	$ 0.32	$ 0.28	$ 0.15	$ 0.04	$ 0.17	$ 1.05	$ 0.90	$ 0.15
Adjusted EBITDA Margin	36.5%	35.6%	24.8%	90 bps	1170 bps	35.0%	31.8%	320 bps
Free Cash Flow Margin	30.2%	25.5%	33.8%	470 bps	(360) bps	25.3%	23.5%	180 bps

GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

Fourth Quarter and Full Year 2025 Highlights:

•	Accelerated New Product Revenue Growth: Revenue of our new products grew approximately 70% compared to 2024, with a record total number of design wins.
•	Expanded Product Portfolio by 60% in 2025: Launched a steady cadence of new vision, motion control, security and general purpose devices in 2025. Many additional devices are planned for 2026, including improved Radiant tool support, IP, solutions, and enablement to build upon Lattice's Small FPGA leadership and growing share of the Mid-range FPGA market.
•	Normalized Channel Inventory: Achieved overall target level of channel inventory.
•	Extended Repurchase Program: Lattice repurchased $100 million of its common stock in 2025. Lattice's Board of Directors authorized the Company to repurchase up to an additional $250 million of its outstanding common stock reflecting the Company's strong financial position and capital allocation strategy.
•	Over 20 Industry Honors: Lattice was selected as ‘Most Respected Public Semiconductor Company’ at the 2025 Global Semiconductor Alliance (GSA) Awards; was awarded multiple times in 2025 as a Top Workplace in the Technology Industry; received Frost & Sullivan Institute 2025 Visionary Growth Leadership Best Practices Recognition; received multiple awards for innovation including, ‘Most Innovative Company of the Year’ in the Hardware category at the 20th Annual 2025 Globee Cybersecurity Awards for Technology; and received SEAL and Environment + Energy Leader sustainability awards.

Business Outlook - First Quarter of 2026:

•	Revenue for the first quarter of 2026 is expected to be between $158 million and $172 million.
•	Gross margin percentage for the first quarter of 2026 is expected to be 69.5% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the first quarter of 2026 are expected to be between $59 million and $61 million on a non-GAAP basis.
•	Income tax rate for the first quarter of 2026 is expected to be between 4% and 6% on a non-GAAP basis.
•	Net income for the first quarter of 2026 is expected to be between $0.34 and $0.38 per share on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the first quarter of 2026, certain items that affect reconciliation of non-GAAP financial measures for non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, and non-GAAP net income are not available on a forward-looking basis because such items cannot be reasonably calculated without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP financial measures, including certain large and/or unpredictable charges such as stock-based compensation expense; performance-based equity expense; legal expense outside the ordinary course of business; restructuring; and impairment charges. Consequently, the Company is unable to calculate the most directly comparable GAAP measure to non-GAAP gross margin percentage, non-GAAP total operating expenses, non-GAAP income tax rate, and non-GAAP net income for the Company’s first quarter 2026 quarterly guidance.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal fourth quarter and full year 2025, and business outlook on Tuesday, February 10 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13757937. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are neither historical facts nor assurances of future performance and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to: our revenue and EPS growth, future financial performance and related drivers; our expectations related to market recovery and growth including AI and datacenter-related growth; statements about attach rates and ASP growth; our expectations regarding our share repurchase program; the statements under the heading “Business Outlook - First Quarter of 2026.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue and other financial and operational outcomes are inherently uncertain due to factors such as: global economic conditions which may affect customer demand; the cyclical nature of the semiconductor industry including fluctuating customer and distributor purchasing patterns, inventory levels, and order timing; pricing and inflationary pressures; competitive actions; international trade disputes and sanctions; the impact of tariffs, trade restrictions, export controls, license requirements or similar actions on us or our suppliers and customers, including the impact on the costs of our products, the products into which they are integrated, and the impact on demand due to costs and uncertainty; the potential impact of global pandemics; and other significant risks and uncertainties that are beyond our ability to predict or control. Actual gross margin percentage, operating expenses, tax rate, and net income could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for the Company to predict all risk factors. You should not rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to and undertakes no obligation to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, income tax expense, net income, net income per share – basic, and net income per share – diluted, adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects; accruals related to the portion of our annual incentive plan that we intend to settle in shares of our common stock; transformation activities; legal expense outside the ordinary course of business; amortization of acquired intangible assets; restructuring plans and other charges; impairment charges; and the estimated tax effect of these items, non-cash changes in net deferred income taxes, change in tax law and other tax adjustments; and depreciation and other amortization. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. The non-GAAP financial information used by the Company may differ from that used by other companies. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (Nasdaq: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, X, Facebook, YouTube, WeChat, or Weibo.

# # #

Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Revenue	$145,792	$133,349	$117,419	$523,262	$509,401
Cost of sales	45,855	42,822	45,666	166,319	169,001
Gross margin	99,937	90,527	71,753	356,943	340,400
Operating expenses:
Research and development	53,433	49,633	38,580	187,983	159,302
Selling, general, and administrative	44,293	41,402	29,474	153,632	116,942
Amortization of acquired intangible assets	19	20	870	52	3,479
Restructuring and other	1,106	1,006	1,109	4,044	12,291
Impairment of acquired intangible assets	—	—	13,929	—	13,929
Total operating expenses	98,851	92,061	83,962	345,711	305,943
Income (loss) from operations	1,086	(1,534)	(12,209)	11,232	34,457
Interest income (expense), net	628	602	772	2,896	3,948
Other income (expense), net	(446)	(22)	(2,135)	(751)	(2,176)
Income (loss) before income taxes	1,268	(954)	(13,572)	13,377	36,229
Income tax expense (benefit)	8,913	(3,748)	(30,086)	10,293	(24,902)
Net income (loss)	$(7,645)	$2,794	$16,514	$3,084	$61,131

Net income (loss) per share:
Basic	$(0.06)	$0.02	$0.12	$0.02	$0.44
Diluted	$(0.06)	$0.02	$0.12	$0.02	$0.44

Shares used in per share calculations:
Basic	136,718	136,877	137,861	137,091	137,623
Diluted	136,718	138,103	138,322	138,238	138,322

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	January 3,	December 28,
	2026	2024
Assets
Current assets:
Cash and cash equivalents	$133,886	$136,291
Accounts receivable, net	102,277	81,060
Inventories, net	89,202	103,410
Other current assets	38,509	44,073
Total current assets	363,874	364,834

Property and equipment, net	77,032	52,988
Operating lease right-of-use assets	39,459	13,870
Intangible assets, net	4,143	4,587
Goodwill	315,358	315,358
Deferred income taxes	62,675	66,980
Other long-term assets	20,579	25,286
	$883,120	$843,903

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$56,518	$36,828
Accrued liabilities	30,594	45,638
Accrued payroll obligations	30,561	17,156
Total current liabilities	117,673	99,622

Long-term operating lease liabilities, net of current portion	36,127	9,433
Other long-term liabilities	15,266	23,916
Total liabilities	169,066	132,971

Stockholders' equity	714,054	710,932
	$883,120	$843,903

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Year Ended
	January 3,	December 28,
	2026	2024
Cash flows from operating activities:
Net income	$3,084	$61,131
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	115,613	52,985
Depreciation and amortization	35,481	38,737
Change in deferred income tax provision	5,183	(12,069)
Change in noncurrent taxes payable	(384)	(19,370)
Impairment charges	3,497	13,929
Charge for expiring production materials	—	7,019
Other non-cash adjustments	7,962	10,220
Net changes in assets and liabilities	4,671	(11,706)
Net cash provided by (used in) operating activities	175,107	140,876
Cash flows from investing activities:
Capital expenditures	(42,527)	(20,985)
Other investing activities	(19,781)	(16,708)
Net cash provided by (used in) investing activities	(62,308)	(37,693)
Cash flows from financing activities:
Repurchase of common stock	(100,000)	(66,998)
Net cash flows related to stock compensation exercises	(15,697)	(27,462)
Net cash provided by (used in) financing activities	(115,697)	(94,460)
Effect of exchange rate change on cash	493	(749)
Net increase (decrease) in cash and cash equivalents	(2,405)	7,974
Beginning cash and cash equivalents	136,291	128,317
Ending cash and cash equivalents	$133,886	$136,291

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Income taxes paid, net of refunds	$7,768	$8,587
Operating lease payments	$8,330	$9,567

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	64	65	63
Inventory Days (DIO)	178	193	207

Revenue % (by Geography)
Asia	73%	65%	66%	68%	65%
Americas	14%	19%	23%	19%	20%
Europe (incl. Africa)	13%	16%	11%	13%	15%

Revenue % (by End Market)
Communications and Computing	64%	55%	49%	56%	45%
Industrial and Automotive	30%	38%	42%	37%	46%
Consumer	6%	7%	9%	7%	9%

Revenue $M (by End Market)
Communications and Computing	$92.6	$74.0	$58.0	$292.7	$228.1
Industrial and Automotive	$44.1	$50.3	$49.2	$194.0	$237.0
Consumer	$9.1	$9.0	$10.2	$36.6	$44.3

Revenue % (by Channel)
Distribution	89%	83%	84%	84%	89%
Direct	11%	17%	16%	16%	11%

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Gross Margin Reconciliation
GAAP Gross margin	$99,937	$90,527	$71,753	$356,943	$340,400
Stock-based compensation - gross margin (1)	1,169	1,980	1,143	5,397	2,779
Incentive compensation to be settled in equity - gross margin (2)	107	126	—	371	—
Non-GAAP Gross margin	$101,213	$92,633	$72,896	$362,711	$343,179

Gross Margin % Reconciliation
GAAP Gross margin %	68.5%	67.9%	61.1%	68.2%	66.8%
Stock-based compensation - gross margin (1)	0.8%	1.5%	1.0%	1.0%	0.6%
Incentive compensation to be settled in equity - gross margin (2)	0.1%	0.1%	—	0.1%	—
Non-GAAP Gross margin %	69.4%	69.5%	62.1%	69.3%	67.4%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	36.7%	37.2%	32.9%	35.9%	31.3%
Stock-based compensation - R&D (1)	(10.3)%	(11.4)%	(6.1)%	(9.6)%	(5.7)%
Incentive compensation to be settled in equity - R&D (2)	(0.6)%	(0.6)%	—	(0.5)%	—
Transformation charges	(1.0)%	(1.0)%	(0.9)%	(1.0)%	(0.5)%
Non-GAAP R&D Expense %	24.8%	24.2%	25.9%	24.8%	25.1%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	30.4%	31.0%	25.1%	29.4%	23.0%
Stock-based compensation - SG&A (1)	(13.3)%	(14.1)%	(5.6)%	(11.6)%	(4.4)%
Incentive compensation to be settled in equity - SG&A (2)	(0.7)%	(0.7)%	—	(0.7)%	—
Legal expenses (3)	0.0%	0.0%	(0.2)%	(0.2)%	(1.0)%
Non-GAAP SG&A Expense %	16.4%	16.2%	19.3%	16.9%	17.6%

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Operating Expenses Reconciliation
GAAP Operating expenses	$98,851	$92,061	$83,962	$345,711	$305,943
Stock-based compensation - operations (1)	(34,450)	(33,998)	(13,712)	(110,897)	(50,939)
Incentive compensation to be settled in equity - operations (2)	(1,800)	(1,770)	—	(6,234)	—
Transformation charges	(1,488)	(1,347)	(1,032)	(5,388)	(2,770)
Legal expenses (3)	—	(6)	(181)	(1,107)	(5,248)
Amortization of acquired intangible assets	(19)	(20)	(870)	(52)	(3,479)
Restructuring and other	(1,203)	(1,020)	(1,439)	(5,000)	(14,016)
Impairment charges	(3,497)	—	(13,929)	(3,497)	(13,929)
Non-GAAP Operating expenses	$56,394	$53,900	$52,799	$213,536	$215,562

Income from Operations Reconciliation
GAAP Income (loss) from operations	$1,086	$(1,534)	$(12,209)	$11,232	$34,457
Stock-based compensation (1)	35,619	35,978	14,855	116,294	53,718
Incentive compensation to be settled in equity (2)	1,907	1,896	—	6,605	—
Transformation charges	1,488	1,347	1,032	5,388	2,770
Legal expenses (3)	—	6	181	1,107	5,248
Amortization of acquired intangible assets	19	20	870	52	3,479
Restructuring and other	1,203	1,020	1,439	5,000	14,016
Impairment charges	3,497	—	13,929	3,497	13,929
Non-GAAP Income from operations	$44,819	$38,733	$20,097	$149,175	$127,617

Income from Operations % Reconciliation
GAAP Income (loss) from operations %	0.7%	(1.2)%	(10.4)%	2.1%	6.8%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	30.0%	30.2%	27.5%	26.4%	18.3%
Non-GAAP Income from operations %	30.7%	29.0%	17.1%	28.5%	25.1%

Other Income (Expense) Reconciliation
GAAP Other income (expense), net	$(446)	$(22)	$(2,135)	$(751)	$(2,176)
Write-off of debt costs and non-recoverable investment	198	—	2,023	198	2,023
Non-GAAP Other income (expense), net	$(248)	$(22)	$(112)	$(553)	$(153)

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Income Tax Expense (Benefit) Reconciliation
GAAP Income tax expense (benefit)	$8,913	$(3,748)	$(30,086)	$10,293	$(24,902)
Estimated tax effect of non-GAAP adjustments	9,220	1,693	4,735	15,157	16,416
Non-cash changes in net deferred income taxes (4)	(16,659)	1,532	25,757	(19,157)	22,315
Change in tax law (5)	—	1,679	170	—	(6,832)
Non-GAAP Income tax expense	$1,474	$1,156	$576	$6,293	$6,997

Net Income Reconciliation
GAAP Net income (loss)	$(7,645)	$2,794	$16,514	$3,084	$61,131
Stock-based compensation (1)	35,619	35,978	14,855	116,294	53,718
Incentive compensation to be settled in equity (2)	1,907	1,896	—	6,605	—
Transformation charges	1,488	1,347	1,032	5,388	2,770
Legal expenses (3)	—	6	181	1,107	5,248
Amortization of acquired intangible assets	19	20	870	52	3,479
Restructuring and other	1,203	1,020	1,439	5,000	14,016
Impairment charges	3,497	—	13,929	3,497	13,929
Write-off of debt costs and non-recoverable investment	198	—	2,023	198	2,023
Estimated tax effect of non-GAAP adjustments	(9,220)	(1,693)	(4,735)	(15,157)	(16,416)
Non-cash changes in net deferred income taxes (4)	16,659	(1,532)	(25,757)	19,157	(22,315)
Change in tax law (5)	—	(1,679)	(170)	—	6,832
Non-GAAP Net income	$43,725	$38,157	$20,181	$145,225	$124,415

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(4)	Includes non-cash changes in net deferred income taxes associated with $4.9 million of certain tax matters related to prior fiscal periods in the third quarter of fiscal 2025 and $27.7 million of certain tax matters related to prior fiscal periods in the fourth quarter of fiscal 2024.
(5)	Includes an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes which was made permanent in the 2025 Tax Act in the third quarter of fiscal 2025.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Net Income Per Share Reconciliation
GAAP Net income (loss) per share - basic	$(0.06)	$0.02	$0.12	$0.02	$0.44
Cumulative effect of Non-GAAP adjustments	0.38	0.26	0.03	1.04	0.46
Non-GAAP Net income per share - basic	$0.32	$0.28	$0.15	$1.06	$0.90

GAAP Net income (loss) per share - diluted	$(0.06)	$0.02	$0.12	$0.02	$0.44
Cumulative effect of Non-GAAP adjustments	0.38	0.26	0.03	1.03	0.46
Non-GAAP Net income per share - diluted	$0.32	$0.28	$0.15	$1.05	$0.90

Shares used in per share calculations:
Basic	136,718	136,877	137,861	137,091	137,623
Diluted	138,727	138,103	138,322	138,238	138,322

Reconciliation of Net income to Adjusted EBITDA
GAAP Net income (loss)	$(7,645)	$2,794	$16,514	$3,084	$61,131
Interest (income) expense, net	(628)	(602)	(772)	(2,896)	(3,948)
Income tax expense (benefit)	8,913	(3,748)	(30,086)	10,293	(24,902)
Amortization of acquired intangible assets	19	20	870	52	3,479
Depreciation and other amortization	8,633	8,734	9,131	34,333	34,502
Stock-based compensation (1)	35,619	35,978	14,855	116,294	53,718
Incentive compensation to be settled in equity (2)	1,907	1,896	—	6,605	—
Transformation charges	1,488	1,347	1,032	5,388	2,770
Legal expenses (3)	—	6	181	1,107	5,248
Restructuring and other	1,203	1,020	1,439	5,000	14,016
Impairment charges	3,497	—	13,929	3,497	13,929
Write-off of debt costs and non-recoverable investment	198	—	2,023	198	2,023
Adjusted EBITDA	$53,204	$47,445	$29,116	$182,955	$161,966

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business, including those incurred defending against claims brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Year Ended
	January 3,	September 27,	December 28,	January 3,	December 28,
	2026	2025	2024	2026	2024
Reconciliation of Net income margin to Adjusted EBITDA margin
GAAP Net income (loss) margin	(5.2)%	2.1%	14.1%	0.6%	12.0%
Cumulative effect of EBITDA adjustments	41.7%	33.5%	10.7%	34.4%	19.8%
Adjusted EBITDA margin	36.5%	35.6%	24.8%	35.0%	31.8%

Reconciliation of GAAP Net Cash Provided by Operating Activities to Free Cash Flow
GAAP Net cash provided by operating activities	$57,584	$47,100	$45,421	$175,107	$140,876
Operating cash flow margin	39.5%	35.3%	38.7%	33.5%	27.7%
Capital expenditures	(13,607)	(13,074)	(5,754)	(42,527)	(20,985)
Free cash flow	$43,977	$34,026	$39,667	$132,580	$119,891
Free cash flow margin	30.2%	25.5%	33.8%	25.3%	23.5%